================================================================================

                               -----------------
                                  ANNUAL REPORT
                               -----------------
                               December 31, 1998
                               -----------------


                                 The Value Line
                                     Income
                                   Fund, Inc.


                                     [LOGO]
                                   VALUE LINE
                                    No Load
                                     Mutual
                                     Funds

The Value Line Income Fund, Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

The Value Line Income Fund enjoyed a banner year in 1998. For the 12 months ended December 31, 1998, the Fund returned 27.83%, dramatically outperforming the 20.90% return of the unmanaged composite benchmark--a blend of the Standard & Poor's 500 Index (60%) and the Lehman Government/Corporate Bond Index (40%). This stellar record was all the more significant because the Fund lagged the benchmark through the first nine months of the year, attaining all of the outperformance during the fourth quarter.

The Fund benefited from a strong orientation toward the large capitalization sector of the market and a distinctly narrower focus on selected market leaders in the various industry sectors. The Dow Jones Industrial Average was up 18.03%. The broader S&P 500 rose an even greater 28.58%, although much of its performance was due to a fairly small number of stocks, including such names as Microsoft, Intel and Dell Computer--all prominent holdings in the Fund. In stark contrast to the S&P 500 and the DJIA, the Russell 2000--the benchmark for the small capitalization market--posted a negative return of -2.77%. Some of the other technology outperformers in the Fund were America Online in the Internet area, EMC, a data storage company, and IBM.

In addition to technology, which was the best-performing S&P industry during the quarter as well as year-to-date, the healthcare sector performed well. The Fund holds such standouts as Pfizer and Schering-Plough, two large pharmaceutical companies, and Guidant, a medical supply firm specializing in cardiovascular products.

A third sector that boosted performance was consumer cyclicals, with holdings in several retail giants, like The Gap, Home Depot and Staples. Your Fund also had significant weighting in financials, a sector in which the Fund holds such superior performers as Firstar, a Midwest regional bank formed by the merger of Star Banc and Firstar; SunAmerica, an annuity company now merged with the insurance concern, American International Group; and Freddie Mac (previously Federal Home Loan Mortgage Corp.), a government sponsored enterprise that holds residential mortgages for its own account and maintains a secondary market in residential mortgages by securitizing and guaranteeing such loans.

The extreme market volatility caused by myriad global economic events, not the least of which were growing worries about Asia, Russia's devaluation of its currency and default on government loans, and concern that the Asian downturn would spread to Latin America, provided opportunities for us to add to selected stock holdings at depressed prices particularly during the late summer/early fall period. Domestically, the near collapse and subsequent bailout of the hedge fund, Long Term Capital Management, and the threat of presidential impeachment hearings created havoc. The DJIA rose 18% from 7,908 to 9,338 between December 31, 1997 and July 17, 1998, only to fall precipitously, reaching a low of 7539 on August 31, 1998, almost 20% off its highs. The subsequent rebound brought the DJIA to a new high of 9374 late in November. On the fixed income side, the Fund benefited from a strong rally in the bond market beginning in May and picking up momentum at the end of July as the economic problems in Russia unfolded. This was further fueled by an accommodative stance on the part of the Federal Reserve Board as it began to lower short-term interest rates at the end of September. Two subsequent cuts brought the fed funds rate to 4.75%. In a flight to quality, investors drove the yield down on the 30-year Treasury from a high of over 6% in April to a low of 4.7% in October, the first time that bond yields fell below 5% since 1967.

The Fund includes selected corporate issues and issues of the U.S. Treasury and Agencies. There are no derivatives in the portfolio. During the year, we also added a number of high yield corporate bond issues in order to improve the yield on the portfolio. As an asset class, they performed poorly in the late summer/early fall, but rebounded in the final months of the year. They represent approximately 5% of the portfolio.


--------------------------------------------------------------------------------
2

                                                The Value Line Income Fund, Inc.

Income Fund Shareholders
--------------------------------------------------------------------------------

Your Fund's management believes that careful selection of bonds and equities will provide an attractive yield while lending stability to the portfolio during times of market volatility. The portfolio is well structured to meet its objective of relative high current return without undue risk to principal.

We thank you for your continued confidence, and look forward to serving your investment needs in the future.

                                          Sincerely,

                                          /s/ JEAN BERNHARD BUTTNER

                                          Jean Bernhard Buttner
                                          Chairman and President

February 1, 1999
--------------------------------------------------------------------------------

Economic Observations

Steady growth and low inflation continue to be two of the dominant themes in the domestic economy at this time. This enviable performance is underscored by reports that show persisting strength in consumer spending, housing construction, personal income, and employment. Such trends suggest that the economy will expand by more than 3% during the opening quarter of 1999. At the same time, inflation remains quiescent, with producer and consumer price increases still modest, overall, and with selective industrial sectors finding it difficult to implement price increases. In some instances, prices are actually falling.

We believe this modest pace of economic activity will continue over the next several months, with growth averaging 2.5%-3.0% for the year as a whole. Our sense, as well, is that the economic crisis that is still afflicting much of Asia and parts of Latin America (especially Brazil) will gradually recede over the next 12 to 18 months. At the same time, we expect inflation to remain subdued. The Federal Reserve, encouraged by this benign state of economic affairs, will probably maintain its current monetary stance over the next several months, at least. Any subsequent adjustment in rates will probably be modest given the likely absence of excesses in growth or inflation in the domestic economy.

*Performance Data:

                                                                   Growth of
                                              Average              an Assumed
                                              Annual             Investment of
                                           Total Return             $10,000
                                           ------------          -------------
 1 year ended 12/31/98................         27.83%                $12,783
 5 years ended 12/31/98...............         16.52%                $21,476
10 years ended 12/31/98...............         14.28%                $37,993

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------

The Value Line Income Fund, Inc.

--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
             VALUE LINE INCOME FUND, THE S&P 500 STOCK INDEX AND THE
                     LEHMAN GOVERNMENT/CORPORATE BOND INDEX*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


            Value Line Income Fund      S & P 500         Lehman Gov't/Corp.
            ----------------------      ---------         ------------------
1/89              $10,000                $10,000                $10,000
3/89              $10,447                $10,707                $10,110
6/89              $11,144                $11,651                $10,923
9/89              $11,959                $12,897                $11,026
12/89             $12,252                $13,161                $11,424
3/90              $11,830                $12,767                $11,293
6/90              $12,334                $13,568                $11,699
9/90              $11,573                $11,706                $11,770
12/90             $12,497                $12,760                $12,370
3/91              $13,850                $14,613                $12,703
6/91              $13,729                $14,580                $12,895
9/91              $14,714                $15,360                $13,637
12/91             $16,059                $16,647                $14,364
3/92              $15,210                $16,227                $14,149
6/92              $15,429                $16,535                $14,722
9/92              $15,897                $17,056                $15,441
12/92             $16,340                $17,915                $15,453
3/93              $16,946                $18,697                $16,172
6/93              $17,512                $18,788                $16,658
9/93              $17,695                $19,274                $17,209
12/93             $17,690                $19,721                $17,158
3/94              $16,719                $18,973                $16,621
6/94              $16,624                $19,053                $16,414
9/94              $17,192                $19,985                $16,496
12/94             $16,919                $19,982                $16,556
3/95              $18,009                $21,927                $17,381
6/95              $19,219                $24,020                $18,509
9/95              $20,298                $25,929                $18,863
12/95             $21,359                $27,490                $19,742
3/96              $22,431                $28,965                $19,280
6/96              $23,018                $30,265                $19,371
9/96              $23,859                $31,201                $19,713
12/96             $25,071                $33,802                $20,315
3/97              $24,420                $34,704                $20,140
6/97              $27,635                $40,762                $20,873
9/97              $30,402                $43,819                $21,604
12/97             $29,721                $45,077                $22,297
3/98              $31,993                $51,364                $22,635
6/98              $32,695                $53,060                $23,227
9/98              $30,863                $47,782                $24,378
12/98             $37,993                $57,958                $24,410


* The Standard & Poor's 500 Index (S&P 500) is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

The Lehman Government/Corporate Bond Index is an unmanaged index that is representative of investment-grade domestic corporate and government bonds.

--------------------------------------------------------------------------------
4

                                                The Value Line Income Fund, Inc.

Portfolio Highlights at December 31, 1998 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings

                                                                                 Principal
                                                                                   Amount             Value          Percentage of
Issue                                                                            or Shares       (in thousands)        Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Pfizer, Inc............................................................              51,000          $6,397             3.4%
Cisco Systems, Inc. ...................................................              58,375           5,418             2.9
EMC Corp. .............................................................              63,000           5,355             2.8
Microsoft Corp.........................................................              37,000           5,132             2.7
Schering-Plough Corp...................................................              92,000           5,083             2.7
Federal Home Loan Bank Bond 5.500%, 8/13/01............................          $5,000,000           5,076             2.7
America Online, Inc. ..................................................              31,000           4,960             2.6
Omnicom Group, Inc.....................................................              80,500           4,669             2.5
Tellabs, Inc...........................................................              64,500           4,422             2.3
Dell Computer Corp.....................................................              58,500           4,281             2.3

Five Largest Industry Categories

                                                                                    Value          Percentage of
Industry                                                                        (in thousands)       Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Computer & Peripherals.................................................            $ 21,487            11.4%
Drug...................................................................              19,390            10.3
Computer Software & Services...........................................              12,524             6.7
Medical Supplies.......................................................              10,010             5.3
Bank...................................................................               9,512             5.1

Five Largest Net Security Purchases*

                                                                                    Cost
Issue                                                                           (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank Bond 5.500%, 8/13/01............................             $ 4,986
Warner-Lambert Co......................................................               3,697
Tennessee Valley Authority Global Power Bond
  1995 Series "E", 6.750%, 11/1/25.....................................               3,304
Sun Microsystems, Inc..................................................               3,064
Federal National Mortgage Association Note, 5.750%, 6/15/05............               3,006

Five Largest Net Security Sales*

                                                                                  Proceeds
Issue                                                                           (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes 6.500%, 4/30/99....................................            $ 10,080
Federal National Mortgage Association Note, 6.32%, 7/28/03.............               5,000
MCI Worldcom, Inc......................................................               4,663
Diamond Offshore Drilling, Inc. 3.750%,
  Sub. Note Conv., 2/15/07.............................................               3,146
U.S. Treasury Notes 5.875%, 6/30/00....................................               3,048

* For the six month period ended 12/31/98



--------------------------------------------------------------------------------

The Value Line Income Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------
                                                                      Value
Shares                                                            (in thousands)
--------------------------------------------------------------------------------
COMMON STOCKS (81.9%)

            ADVERTISING (2.5%)
 80,500     Omnicom Group, Inc.....................................      $ 4,669

            BANK (5.1%)
 25,500     Chase Manhattan Corp. (The)............................        1,736
 34,000     First Union Corp.......................................        2,068
  9,000     Mellon Bank Corp.......................................          619
 21,000     SunTrust Banks, Inc....................................        1,606
 31,000     Wells Fargo Company....................................        1,238
 36,000     Zions Bancorporation...................................        2,245
                                                                        --------
                                                                           9,512

            BANK--MIDWEST (3.0%)
 39,250     Fifth Third Bancorp....................................        2,799
 31,500     Firstar Corp...........................................        2,937
                                                                        --------
                                                                           5,736

            COMPUTER &
              PERIPHERALS (11.4%)
 58,375     Cisco Systems, Inc.* ..................................        5,418
 19,000     Compaq Computer Corp...................................          797
 58,500     Dell Computer Corp.*...................................        4,281
 63,000     EMC Corp.*.............................................        5,355
 11,500     International Business
                Machines Corp......................................        2,125
 41,000     Sun Microsystems, Inc.*................................        3,511
                                                                        --------
                                                                          21,487

            COMPUTER SOFTWARE
              & SERVICES (6.7%)
 65,000     BMC Software Inc.*.....................................        2,897
 27,050     Computer Associates
                International, Inc.................................        1,153
 25,500     Compuware Corp.*.......................................        1,992
 37,000     Microsoft Corp.*.......................................        5,132
 26,250     Paychex, Inc...........................................        1,350
                                                                        --------
                                                                          12,524

            DIVERSIFIED
              COMPANIES (1.3%)
 31,500     Tyco International, Ltd................................        2,376

            DRUG (10.3%)
 17,500     Merck & Co., Inc.......................................        2,585
 51,000     Pfizer, Inc............................................        6,397
 92,000     Schering-Plough Corp...................................        5,083
 49,500     Warner-Lambert Co......................................        3,722
 25,500     Watson Pharmaceuticals, Inc.*..........................        1,603
                                                                        --------
                                                                          19,390

            DRUGSTORE (1.6%)
 25,510     CVS Corp...............................................        1,403
 26,000     Walgreen Co............................................        1,523
                                                                        --------
                                                                           2,926

            ELECTRICAL
              EQUIPMENT (1.8%)
 34,000     General Electric Co....................................        3,470

            ENTERTAINMENT (2.5%)
 44,000     Clear Channel
                Communications, Inc.*..............................        2,398
 38,000     Time Warner, Inc.......................................        2,358
                                                                        --------
                                                                           4,756

            FINANCIAL SERVICES (2.9%)
  7,500     American Express Co....................................          767
 68,250     Citigroup Inc..........................................        3,378
 25,500     FINOVA Group, Inc. (The)...............................        1,376
                                                                        --------
                                                                           5,521

            GROCERY (2.0%)
 61,500     Safeway, Inc.*.........................................        3,748

            HEALTHCARE
              INFORMATION
              SYSTEMS (2.1%)
139,700     HBO & Co...............................................        4,008


--------------------------------------------------------------------------------
6

                                                The Value Line Income Fund, Inc.

                                                               December 31, 1998
--------------------------------------------------------------------------------
                                                                      Value
Shares                                                            (in thousands)
--------------------------------------------------------------------------------
           INSURANCE--
             DIVERSIFIED (0.9%)
16,500     American International
               Group, Inc.........................................       $ 1,594

           INSURANCE--LIFE (1.5%)
35,000     SunAmerica Inc.........................................         2,839

           INTERNET (2.6%)
31,000     America Online, Inc.*..................................         4,960

           MEDICAL SERVICES (0.8%)
69,500     Health Management
               Associates, Inc. Class "A"*........................         1,503

           MEDICAL SUPPLIES (5.3%)
35,000     Cardinal Health, Inc...................................         2,656
26,000     Guidant Corp...........................................         2,866
30,000     McKesson Corp..........................................         2,372
28,500     Medtronic, Inc.........................................         2,116
                                                                        --------
                                                                          10,010

           OFFICE EQUIPMENT &
             SUPPLIES (0.8%)
33,000     Staples, Inc.*.........................................         1,442

           RETAIL-SPECIAL
             LINES (2.0%)
41,250     Gap, Inc...............................................         2,320
53,000     TJX Companies, Inc.....................................         1,537
                                                                        --------
                                                                           3,857

           RETAIL BUILDING
             SUPPLY (1.1%)
34,000     Home Depot, Inc. (The).................................         2,080

           RETAIL STORE (3.4%)
25,500     Dayton Hudson Corp.....................................         1,384
55,000     Dollar General Corp....................................         1,299
46,500     Wal-Mart Stores, Inc...................................         3,787
                                                                        --------
                                                                           6,470

           SEMICONDUCTOR (1.8%)
29,000     Intel Corp.............................................         3,438

           TELECOMMUNICATIONS
             EQUIPMENT (3.6%)
22,000     Lucent Technologies Inc................................         2,420
64,500     Tellabs, Inc.*.........................................         4,422
                                                                        --------
                                                                           6,842

           TELECOMMUNICATION
             SERVICES (2.1%)
54,402     MCI WorldCom, Inc.*....................................         3,903

           THRIFT (2.8%)
32,000     Federal Home Loan
               Mortgage Corp......................................         2,062
43,500     Federal National Mortgage
               Association........................................         3,219
                                                                        --------
                                                                           5,281
                                                                        --------

           TOTAL COMMON STOCKS
           (Cost $98,124) ........................................       154,342
                                                                        --------


U.S. TREASURY OBLIGATIONS (1.7%)
$2,000     U.S. Treasury Notes 5 7/8%,
               6/30/00............................................         2,036
 1,000     U.S. Treasury Bonds 6%,
               2/15/26............................................         1,093
                                                                        --------
           TOTAL U.S. TREASURY
               OBLIGATIONS
               (Cost $3,050)  ....................................         3,129
                                                                        --------

--------------------------------------------------------------------------------

The Value Line Income Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------
  Prinincpal
    Amount                                                            Value
(in thousands)                                                    (in thousands)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (8.4%)

$5,000      Federal Home Loan Bank
                Bond, 5.500%, 8/13/01.............................     $  5,076
 2,000      Federal Home Loan
                Mortgage Corp. Debenture,
                5.750%, 7/15/03 ..................................        2,055
 3,000      Federal National Mortgage
                Association Note,
                5.750%, 6/15/05 ..................................        3,111
 2,000      Federal National Mortgage
                Association Note,
                6.00%, 5/15/08 ...................................        2,116
 3,000      Tennessee Valley Authority
                Global Power Bond
                1995 Series "E", 6.750%,
                11/1/25...........................................        3,386
                                                                       --------
            TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS
                (Cost $15,358)  ..................................       15,744
                                                                       --------

CORPORATE BONDS AND NOTES (4.3%)

            ADVERTISING (0.5%)
 1,000      Outdoor Systems, Inc. 8.875%,
                Senior Sub. Note, 6/15/07 ........................        1,064

            CABLE TV (0.6%)
 1,000      Adelphia Communications
                Corp.  9.875%, Senior
                Note Series "B", 3/1/07 ..........................        1,103

            ENTERTAINMENT (1.1%)
 1,000      Chancellor Media Corp.
                8.125%, Senior Sub. Note
                Series "B", 12/15/07 .............................          993
 1,000      Loews Cineplex Entertainment
                Corp., 8.875%, Senior Sub.
                Note, 8/1/08 .....................................        1,025
                                                                       --------
                                                                          2,018
                                                                       --------
            GROCERY (0.6%)
 1,000      Meyer (Fred), Inc. 7.450%,
                Note, 3/1/08......................................        1,080

            MACHINERY (0.5%)
 1,000      Columbus McKinnon Corp.
                8.500%, Senior Sub. Note,
                4/1/08 ...........................................          942

            RECREATION (0.5%)
 1,000      Six Flags Entertainment Corp.
                8.875%, Senior Note, 4/1/06 ......................        1,038

            TELECOMMUNICATION
              SERVICES (0.5%)
 1,000      Orion Network Systems, Inc.
                11.250%, Senior Note,
                1/15/07 ..........................................          962
                                                                       --------
            TOTAL CORPORATE
                BONDS & NOTES
                (Cost $8,261) ....................................        8,207
                                                                       --------
            TOTAL INVESTMENT
                SECURITIES (96.3%)
                (Cost $124,793) ..................................      181,422
                                                                       --------


REPURCHASE AGREEMENT (4.5%)
(includes accrued interest)

 8,500      Collateralized by $7,820,000
               U.S. Treasury Bonds 7.625%,
               due 2/15/07, with a value of
               $8,691,000 (with Morgan
               Stanley & Co., Inc., 4.62%,
               dated 12/31/98, due 1/4/99,
               delivery value of $8,504,000) .....................        8,501

EXCESS OF LIABILITIES OVER
CASH AND RECEIVABLES (-0.8%) .....................................       (1,506)
                                                                       --------
NET ASSETS (100.0%)     ..........................................     $188,417
                                                                       ========
NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER
OUTSTANDING SHARE
($188,417,408/19,764,591
shares outstanding) ..............................................     $   9.53
                                                                       ========
*    Non-income producing.

See Notes to Financial Statements

--------------------------------------------------------------------------------
8

                                                The Value Line Income Fund, Inc.

Statement of Assets
and Liabilities at December 31, 1998
--------------------------------------------------------------------------------
                                                                    Dollars
                                                                 (in thousands
                                                                except per share
                                                                    amount)
                                                                ----------------
Assets:
Investment securities, at value
  (Cost--$124,793) ...........................................          $181,422
Repurchase agreement (Cost--$8,501) ..........................             8,501
Cash .........................................................                47
Receivable for securities sold ...............................             1,754
Dividends and interest receivable ............................               513
Receivable for capital shares sold ...........................               157
                                                                        --------
      Total Assets ...........................................           192,394
                                                                        --------
Liabilities:
Payable for securities purchased .............................             3,714
Payable for capital shares repurchased .......................                88
Accrued expenses:
  Advisory fee ...............................................               103
  Other ......................................................                72
                                                                        --------
      Total Liabilities ......................................             3,977
                                                                        --------
Net Assets ...................................................          $188,417
                                                                        ========
Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000,
  outstanding 19,764,591 shares) .............................          $ 19,765
Additional paid-in capital ...................................           104,222
Undistributed net investment income ..........................                29
Undistributed net realized gain on
  investments ................................................             7,772
Net unrealized appreciation
  of investments .............................................            56,629
                                                                        --------
Net Assets ...................................................          $188,417
                                                                        ========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($188,417,408/19,764,591
  shares outstanding) ........................................          $   9.53
                                                                        ========



Statement of Operations
for the Year Ended December 31, 1998

                                                                     Dollars
                                                                  (in thousands)
                                                                  -------------
Investment Income:
Interest ....................................................          $  2,284
Dividends (Net of foreign withholding
  taxes of $5) ..............................................             1,171
                                                                       --------
      Total Income ..........................................             3,455
                                                                       --------
Expenses:
Advisory fee ................................................             1,115
Transfer agent fees .........................................                99
Postage .....................................................                44
Auditing and legal fees .....................................                40
Printing and stationery .....................................                31
Custodian fees ..............................................                30
Registration and filing fees ................................                23
Telephone and wire charges ..................................                20
Directors' fees and expenses ................................                15
Insurance, dues and other ...................................                 9
                                                                       --------
      Total Expenses Before
        Custody Credits .....................................             1,426
      Less: Custody Credits .................................                (4)
                                                                       --------
      Net Expenses ..........................................             1,422
                                                                       --------
Net Investment Income .......................................             2,033
                                                                       --------
Net Realized and Unrealized Gain
  on Investments:
    Net Realized Gain .......................................            17,759
    Change in Net Unrealized
      Appreciation ..........................................            22,129
                                                                       --------
Net Realized Gain and Change in Net
  Unrealized Appreciation ...................................            39,888
                                                                       --------
Net Increase in Net Assets
  from Operations ...........................................          $ 41,921
                                                                       ========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

The Value Line Income Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                       1998        1997
                                                                    ----------------------
                                                                    (Dollars in thousands)
Operations:
  Net investment income .........................................   $   2,033    $   2,836
  Net realized gain on investments ..............................      17,759        7,580
  Change in net unrealized appreciation .........................      22,129       15,853
                                                                    ----------------------
  Net increase in net assets from operations ....................      41,921       26,269
                                                                    ----------------------

Distributions to Shareholders:
  Net investment income .........................................      (2,011)      (2,890)
  Net realized gain from investment transactions ................      (9,945)     (10,288)
  In excess of realized gain from investment transactions .......        --           (489)
                                                                    ----------------------
  Total distributions ...........................................     (11,956)     (13,667)
                                                                    ----------------------

Capital Share Transactions:
  Net proceeds from sale of shares ..............................      10,481        6,835
  Net proceeds from reinvestment of distributions to shareholders       9,742       11,110
  Cost of shares repurchased ....................................     (22,231)     (17,280)
                                                                    ----------------------
  (Decrease) Increase from capital share transactions ...........      (2,008)         665
                                                                    ----------------------
Total Increase ..................................................      27,957       13,267

Net Assets:
  Beginning of year .............................................     160,460      147,193
                                                                    ----------------------
  End of year ...................................................   $ 188,417    $ 160,460
                                                                    ======================
  Undistributed Net Investment Income, at end of year ...........   $      29    $      12
                                                                    ======================



See Notes to Financial Statements.

--------------------------------------------------------------------------------
10

                                                The Value Line Income Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Value Line Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

The Board of Directors has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.


--------------------------------------------------------------------------------

The Value Line Income Fund, Inc.

                                                               December 31, 1998
--------------------------------------------------------------------------------

2.   Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                             Year Ended            Year Ended
                                            December 31,          December 31,
                                                1998                  1997
                                            ------------------------------------
Shares sold..............................          1,198                    853
Shares issued to shareholders
  in reinvestment of dividends
  and distributions......................          1,073                  1,444
                                            ------------------------------------
                                                   2,271                  2,297
Shares repurchased.......................          2,609                  2,158
                                            ------------------------------------
Net (decrease) increase..................           (338)                   139
                                            ====================================
Dividends per share from net
  investment income......................         $.1050                  $ .15
                                            ====================================
Distributions per share from
  net realized gains.....................         $.5281                 $.5705
                                            ====================================

3.    Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                              Year Ended
                                                             December 31,
                                                                 1998
                                                            --------------
                                                            (in thousands)

Purchases:
U.S. Treasury & Government
  Agency Obligations ....................................      $ 18,422
Other Investment Securities .............................       136,165
                                                               --------
                                                                154,587
                                                               ========
Sales & Redemptions:
U.S. Treasury and Government
  Agency Obligations ....................................      $ 23,076
Other Investment Securities .............................       147,657
                                                               --------
                                                               $170,733
                                                               ========

At December 31, 1998 the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $133,445,000. The aggregate appreciation and depreciation of investments at December 31, 1998, based on a comparison of investment values and their costs for federal income tax purposes, was $56,999,000 and $521,000, respectively, resulting in a net appreciation of $56,478,000.

4.   Investment  Advisory  Contract,   Management  Fees  and  Transactions  With
     Affiliates

An advisory fee of $1,115,000 was paid or payable to Value Line, Inc., the Fund's investment adviser ("Adviser"), for the year ended December 31, 1998. This was computed at an annual rate of .70% of the first $100 million of the Fund's average daily net assets plus .65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the year ended December 31, 1998, the Fund paid brokerage commissions totalling $119,217 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated companies owned 428,514 shares of the Fund's capital stock, representing 2.2% of the outstanding shares at December 31, 1998.


--------------------------------------------------------------------------------
12

                                                The Value Line Income Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                       Years Ended December 31,
                                                ---------------------------------------------------------------------
                                                  1998            1997           1996             1995          1994
                                                ---------------------------------------------------------------------
Net asset value, beginning of year ..........   $   7.98        $   7.37        $   7.37        $   6.21     $   6.77
                                                ---------------------------------------------------------------------
  Income (loss) from investment operations:
    Net investment income ...................        .10             .15             .24             .25          .21
    Net gains or losses on securities
      (both realized and unrealized) ........       2.08            1.18            1.03            1.36         (.51)
                                                ---------------------------------------------------------------------
    Total from investment operations ........       2.18            1.33            1.27            1.61         (.30)
                                                ---------------------------------------------------------------------
  Less distributions:
    Dividends from net investment income ....       (.10)           (.15)           (.24)           (.25)        (.21)
    Distributions from capital gains ........       (.53)           (.54)          (1.03)           (.20)        (.05)
    Distributions in excess of realized gains       --              (.03)           --              --           --
                                                ---------------------------------------------------------------------
    Total distributions .....................       (.63)           (.72)          (1.27)           (.45)        (.26)
                                                ---------------------------------------------------------------------
Net asset value, end of year ................   $   9.53        $   7.98        $   7.37        $   7.37     $   6.21
                                                =====================================================================
Total return ................................      27.83%          18.55%          17.38%          26.24%      -4.36%
                                                =====================================================================
Ratios/Supplemental Data:
Net assets, end of year (in thousands) ......   $188,417        $160,460        $147,193        $144,306     $131,644
Ratio of operating expenses to
  average net assets ........................        .87%(1)         .87%(1)         .93%(1)         .93%         .90%
Ratio of net investment income to
  average net assets ........................       1.24%           1.82%           3.08%           3.48%        3.29%
Portfolio turnover rate .....................         99%             54%             83%             76%          56%

(1) After offset of custody credits. Excluding the custody credits would not have changed the expense ratio.

See Notes to Financial Statements


--------------------------------------------------------------------------------

The Value Line Income Fund, Inc.

                                               Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Value Line Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Income Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

February 12, 1999

--------------------------------------------------------------------------------

                          Other Information (unaudited)

Year 2000. Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.

--------------------------------------------------------------------------------

                 Federal Tax Status of Distributions (unaudited)

For corporate taxpayers 55.83% of the ordinary income distributions paid during the calendar year 1998 qualify for the corporate dividends received deductions.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
14

                                                The Value Line Income Fund, Inc.
--------------------------------------------------------------------------------





                      This page intentionally left blank.





--------------------------------------------------------------------------------

The Value Line Income Fund, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value of its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.

INVESTMENT ADVISER          Value Line, Inc.
                            220 East 42nd Street
                            New York, NY 10017-5891

DISTRIBUTOR                 Value Line Securities, Inc.
                            220 East 42nd Street
                            New York, NY 10017-5891

CUSTODIAN BANK              State Street Bank and Trust Co.
                            225 Franklin Street
                            Boston, MA 02110

SHAREHOLDER                 State Street Bank and Trust Co.
SERVICING AGENT             c/o NFDS
                            P.O. Box 419729
                            Kansas City, MO 64141-6729

INDEPENDENT                 PricewaterhouseCoopers LLP
ACCOUNTANTS                 1177 Avenue of the Americas
                            New York, NY 10036

LEGAL COUNSEL               Peter D. Lowenstein, Esq.
                            Two Greenwich Plaza, Suite 100
                            Greenwich, CT 06830

Directors                   Jean Bernhard Buttner
                            John W. Chandler
                            Leo R. Futia
                            David H. Porter
                            Paul Craig Roberts
                            Nancy-Beth Sheerr

OFFICERS                    Jean Bernhard Buttner
                            Chairman and President
                            Nancy Bendig
                            Vice President
                            Stephen E. Grant
                            Vice President
                            David T. Henigson
                            Vice President and
                            Secretary/Treasurer
                            Jack M. Houston
                            Assistant Secretary/Treasurer
                            Stephen La Rosa
                            Assistant Secretary/Treasurer



This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                          504797